UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/17/2011

Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Discovery Place
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders of Discovery Communications, Inc. (the "Company") held on May 17, 2011 (the "2011 Annual Meeting"), the Company's stockholders approved the 2011 Employee Stock Purchase Plan, which had previously been adopted by the Company's Board of Directors subject to stockholder approval.

The folloiwng brief description of the 2011 Employee Stock Purchase Plan is qualified in its entirety by reference to the complete text of the plan, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The purpose of the 2011 Employee Stock Purchase Plan is to provide the Company's eligible employees, and those of any Company subsidiary designated by the Board of Directors or the Compensation Committee, which we refer to as a designated subsidiary, with opportunities to purchase shares of our common stock through accumulated payroll deductions or as may otherwise be permitted under the plan.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The following are the results of the voting on the proposals submitted to stockholders at the 2011 Annual Meeting.

1.        Stockholders elected each of the Company's six nominees for director, three elected by the holders of shares of our Series A common stock and Series B common stock voting together as a single class, and three elected by the holders of shares of our Series A convertible preferred stock voting separately as a class, as set forth below:

Director Nominees Elected by Holders of Shares of Series A Common Stock and Series B Common Stock as Class II Directors

Name                     Votes For    Votes Withheld    Broker Non-Votes

Robert R. Bennett       138,394,971      37,064,810         9,890,726
John C. Malone          131,533,924      43,925,857         9,890,726
David M. Zaslav         147,889,865      27,569,916         9,890,726

Director Nominees Elected by Holders of Series A Convertible Preferred Stock

Name                            Votes For       Votes Withheld    Broker Non-Votes

Lawrence S. Kramer             71,107,312             0                0
Robert J. Miron                     71,107,312             0                0
Steven A. Miron                   71,107,312             0                0

2.        Stockholders approved the Company's 2011 Employee Stock Purchase Plan, as set forth below:

Votes For       Votes Against    Abstentions       Broker Non-Votes

245,060,873      1,410,619         95,601                9,890,726

3.        Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2011, as set forth below:

Votes For         Votes Against      Abstentions

255,946,300         488,951          22,568

4.        Stockholders approved, on an advisory basis, the Company's Named Executive Officer compensation, as set forth below:

Votes For          Votes Against    Abstentions      Broker Non-Votes

200,424,449         44,902,894       1,239,750         9,890,726

5.        Stockholders voted, on an advisory basis, to recommend that the advisory vote on Named Executive Officer compensation be held every three years, as set forth below:

One Year         Two Years         Three Years    Abstentions

83,841,805       1,693,481         159,749,088      1,282,719

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.

Date: May 19, 2011	By:	/s/ Bruce Campbell
Bruce Campbell
Chief Development Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	2011 Employee Stock Purchase Plan